UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 13, 2004

                         YORK INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-10863              13-3473472
(State or other jurisdiction         (Commission          (IRS Employer
     of incorporation)               File Number)        Identification No.)


  631 SOUTH RICHLAND AVENUE, YORK PA                    17403
 (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (717) 771-7890


________________________________________________________________________________



Item 5.  OTHER EVENTS


On February 13, 2004, York issued a press release announcing that C. David Myers had assumed the position of Chief Executive Officer upon the retirement of Michael R. Young, in accordance with York's press release of October 21, 2003. A copy of York's press release is attached as Exhibit 99.1 and is incorporated by reference.


Item 7.  Exhibits

     99.1 Press release, dated February 13, 2004, issued by York International Corporation.



________________________________________________________________________________




                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      York International Corporation
                                             (Registrant)


Date:  February 17, 2004              By:  /s/ M. David Kornblatt
                                      __________________________________________
                                      M. David Kornblatt
                                      Vice President and Chief Financial Officer





Exhibit Index

     99.1 Press release, dated February 13, 2004, issued by York International Corporation.